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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)     November 10, 2005
                                                     ---------------------------

                                BRIGHTPOINT, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

                0-23494                                  35-1778566
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        (Commission File Number)              (IRS Employer Identification No.)


 501 Airtech Parkway, Plainfield, Indiana                  46168
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 (Address of Principal Executive Offices)                (Zip Code)

                                 (317) 707-2355
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01  REGULATION FD DISCLOSURE.

Attached as Exhibit 99.1 and furnished for purposes of Regulation FD are unaudited quarterly consolidated statements of operations of Brightpoint, Inc. (the "Company"). The unaudited quarterly consolidated statements of operations reflect the classification of the Company's operations in France as discontinued operations in accordance with accounting principles generally accepted in the United States. This disclosure is to provide additional information to investors.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     99.1   Brightpoint, Inc. Consolidated Statements of Operations



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         Brightpoint, Inc.
                                         (Registrant)

                                         By: /s/ Anthony W. Boor
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                                             Anthony W. Boor
                                             Chief Financial Officer

Date:  November 10, 2005